HealthSouth Corporation
Jefferies 3rd Annual
Healthcare Conference
New York
June 18, 2009

Exhibit 99.1

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.  All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

This presentation also includes estimates and projections published by the Centers for Medicare and Medicaid Services
(“CMS”). We are not able to verify those estimates or projections or the detailed calculations thereof by CMS which are not made public. Any changes or errors in those calculations, among other uncertainties such as those referred to below and changes in CMS’s own rules and policies, could cause actual results to differ materially from CMS’s projections.
Furthermore, we do not believe that CMS numbers are consistent with financial reporting results. CMS data and projections should not be used as an indication of financial performance.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the year ended December 31, 2008, the Form
10-Q for the quarter ended March 31, 2009, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated June 17, 2009, to which the following presentation slides are attached, provides further explanation and disclosure regarding our use of non-
GAAP financial measures and should be read in conjunction with these presentation slides.

Cautionary Statements

HealthSouth

IRH

LTCH

93   Rehabilitation Hospitals

48   Outpatient Satellites

6      Long-Term Acute Care Hospitals

25   Hospital-Based Home
          Health Agencies

Operational Components

Rehabilitation Nursing

Physical Therapy

Occupational Therapy

Speech-Language Therapy

Case Management

Specialized Technology

Major Services

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Provider of Additional Post-Acute Services

Development Sites

Employees:  ~ 22,000

Corporate Office:  Birmingham, AL

Exchange (Symbol):  NYSE (HLS)

50,000
40,000
30,000
20,000
10,000
0
26,309
27,807

$600
$400
$200
$0
$464
$475

$200
$150
$100
$50
$0

$1.00
$0.75
$0.50
$0.25
$0.00
$0.18
$0.39

HEALTHSOUTH

Q1 2009 Recap

+ 2.3%

Consolidated Net Operating Revenues

Discharge Volume

+ 5.7%

Adjusted Consolidated EBITDA(1)

Adjusted Income from Continuing Operations
per Diluted Share(1)

+ 116.7%

+ 10.7%

(1) Reconciliation to GAAP provided on slides 27 through 30.

($ Millions)

($ Millions)

           Q1 08                                          Q1 09

           Q1 08                                          Q1 09

              Q1 08                                       Q1 09

           Q1 08                                      Q1 09

Q1 2009 Recap (cont’d)

(1) Includes capital expenditures for the hospital refresh program.

Adjusted Free Cash Flow

Year Ended

(Millions)

2008

183.1

$

41.8

$

227.2

$

Incremental income tax expense

(0.3)

(1.4)

(5.0)

Capital expenditures for maintenance

(1)

(7.5)

(8.7)

(37.3)

Net settlements on interest rate swap

(8.5)

(0.2)

(20.7)

Dividends paid on convertible perpetual

preferred stock

(6.5)

(6.5)

(26.0)

Distributions paid to noncontrolling interests

(8.5)

(10.1)

(33.4)

of consolidated affiliates

Non-recurring items:

UBS settlement proceeds,

less fees to derivative plaintiffs' attorneys

(73.8)

-

-

Income tax refunds

(47.8)

(3.8)

(47.1)

Professional fees - accounting, tax & legal

4.8

3.6

18.2

Cash paid for government, class action, and

related settlements

1.7

7.3

7.4

Net cash provided by operating activities of

discontinued operations

-

-

(6.6)

Adjusted free cash flow

36.7

$

22.0

$

76.7

$

Three Months Ended March 31,

Net cash provided by operating activities

2008

2009

5-8+% annual Adjusted Consolidated EBITDA growth

15-20+% annual Adjusted EPS(1) growth

Near term

To create shareholder value as the preeminent provider of
rehabilitative care in the U.S. by:

Driving organic growth through operational excellence;

Creating a strong balance sheet through deleveraging; and

Pursuing disciplined, opportunistic growth.

Longer Term

We will pursue acquisitions of complementary, post-acute
services provided they are accretive to HealthSouth.

(1) Adjusted income from continuing operations per diluted share.

Strategy:

FIM Gain = Change in Functional Independent Measurement (based on an 18 point assessment) from Admission to Discharge

LOS Efficiency = Functional gain divided by length of stay

30
28
26
24
22
20
18
16
14
29.5
26.2
HealthSouth Average
National Average*

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.54
2.26
HealthSouth Average
Benchmark **

HEALTHSOUTH

FIM Gain

LOS Efficiency

Source:  UDSmr Database – On Demand
Reports 2008 Year End Report

** Benchmark = Expected, Risk Adjusted LOS Efficiency

Operational Excellence = “High-Quality” Care

  *Benchmark = Expected Risk Adjusted FIM Change Avg.

Operational Excellence = “Cost-Effective” Care

Freestanding (2)

Units (2)

Total

HealthSouth

Hospitals (2)

Number of IRFs

227

978

1,205

93

Average # of Discharges per IRF

616

242

312

747

Outlier Payments as % of Total
Payments

1.72%

3.76%

3.00%

0.56%

Average Estimated Total Payment
per Discharge for FY 2010

$16,423

$16,395

$16,405

$16,051

Average Estimated Cost per
Discharge for FY 2010

$14,426

$16,370

$15,647

$13,192

CMS Fiscal Year 2010 IRF Rate Setting File Analysis(1)

Notes:

(1)

All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting proposed rule file found at
http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.

(2)

The CMS file contains data for each of the 1,205 inpatient rehabilitation facilities used to estimate the proposed policy updates for the FY 2010 proposed IRF-PPS rule. Most of the data represents historical information from the CMS fiscal year 2007 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units and HealthSouth. HealthSouth is a subset of Freestanding and the Total.

Debt Outstanding[1]
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.73
YE06
YE07
YE08
Mar-09

2009
2010
2011
2012
2013
Thereafter

HEALTHSOUTH

(1) Credit Agreement limits debt pay down on non–term loan balances. We have the right to buy back non-term loan debt with the discretionary cash available to the
Company.

(2) Based on four quarter trailing Adjusted Consolidated EBITDA of $351.2 million; see related debt schedule on slide 24 and reconciliation to GAAP on slides 27 through 30.

(3) Minimal amortization and no near-term financing risk. As of March 31, 2009, we continued to be in compliance with the covenants under our Credit Agreement.

6.3x           6.3x           5.3x          4.9x (2)

($ Billions)

Year-End  2012  Goal:  3.5x to 4.0x

Deleveraging

No Near-Term Financing

S & P from B “Stable” to B “Positive”

Moody’s Upgrade to B2 “Stable”

Undrawn revolver

goes away in 2012

$400.0

Debt Maturities as of 3/31/09 (3)

($ Millions)

Debt  to
EBITDA

$16.2           $21.9           $21.2           $20.6

$737.5

$910.7

Disciplined Growth

Bed expansions:

Approximately 100 beds being added in 2009 and a similar amount in 2010.

Average investment per bed:

Internal renovation = $15 – 45K

New construction = $100 – 250K

Cash pay-back:  2 – 3 years

New hospitals:

(2)

(1) Working with a third party to obtain lease arrangements.

(2) CON is being appealed; operational date may change.

Location

Announced

Type of Investment

Installed Beds

Operational

Date

Mesa, AZ

Oct-08

De novo

(1)

40 Beds

Q309

Loudoun County, VA

Aug-08

De novo

40 Beds

Q210

Marion County, FL

Aug-08

De novo

(1)

40 Beds

Q310

“Bundling”
 Policy Objective: Reduce Readmission Rates

Note: Use of home healthcare and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.

Source:  Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008).

Post-Acute Care

("PAC") Setting

Percent Discharged

from Hospital to

PAC Setting

Percent

Rehospitalized after

Using PAC Setting

Percent Died

in PAC

Setting

Skilled Nursing Facility

17.3%

22.0%

5.4%

Home Health

16.0%

18.1%

0.8%

Long-Term Care Hospital

1.0%

10.0%

15.5%

Inpatient Rehabilitation

3.2%

9.4%

0.4%

Inpatient Psychiatric

0.5%

8.7%

0.4%

Hospice

2.1%

4.5%

82.2%

TOTAL

40.0%

18.0%

6.2%

“Bundling” – Can it Work?

1.

Physicians must remain ultimately responsible for deciding patients’ post-acute needs.

2.

Patients must maintain their right to choose where they receive care.

3.

Payments for post-acute care must be appropriate to ensure quality.

4.

Payments for post-acute care must “flow” to actual providers of the care.

5.

Access to post-acute care, especially in rural areas, must be ensured.

6.

Existing laws, regulations, and policies that preclude continuity of post-acute care must be changed or eliminated.

Six core principals must serve as the foundation for any bundling payment system:

Transitioning to a “bundled payment system” will be extremely complex.

“Bundling,” as a concept, has merit, but it needs to be tested to determine if it can achieve desired results.

Q209 Initial Observations

Volume:

Through May, continued positive discharge growth trend.

Pricing:

Comparable quarter-over-quarter.

Reminder:  Q208 was first quarter of Medicare pricing roll-back.

Expenses:

Continued focus on cost-effective patient care.

2009 Guidance

(1) Reconciliation to GAAP provided on slides 27 through 30.

(2) Adjusted income from continuing operations per diluted share.

Adjusted Consolidated EBITDA(1)

2009 Range:  $342.0 million to $352.0 million

Expect to be at the higher end of the range

Adjusted Earnings per Share(1)(2)

2009 Range:  $0.85 to $0.90 per share

Expect to be at the higher end of the range

Key Drivers:

Sustainable discharge growth

Bed expansions

New hospitals

Cost-effective, high-quality patient care

Deleveraging

Will reassess
after Q2

Investment Considerations

Industry Leader:  Attractive industry with good demographics.

Strong Cash Flows:   Flexibility in use of FCF.

Continued Deleveraging:  Reduce leverage to between 3.5x and 4.0x by YE 2012.

Solid Organic Growth:  Volume growth + expense management.

Opportunistic, Disciplined Expansion:  Bed expansions and new hospitals coming online over next three years.

Well Positioned:  High-quality + cost-effective provider; proven track record of adapting to regulatory changes.

   Goal :  Delivering sustainable shareholder value
                         through 15% – 20+% Adjusted EPS(1) growth.

(1) Adjusted income from continuing operations per diluted share.

Appendix and Reconciliations

28,000
27,000
26,000
25,000
24,000
23,000
22,000

	Q1	Q2	Q3	Q4
2007	25,639	25,559	24,535	25,005
2008	26,309	26,990	26,827	27,654
2009	27,807			

HEALTHSOUTH

Strong Discharge Growth

(1) Includes all 93 HLS inpatient rehab hospitals and six long-term acute care hospitals.

(1)

UDS Industry Sites
HLS Same Store
-0.5%
3.3%
-0.3%
5.7%
2.9%
8.1%
3.6%
9.7%
-0.2%
4.8%
Δ
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108

HEALTHSOUTH

%  Discharges of HLS vs. UDS Industry Sites(1)

(1) Data provided by UDSMR , a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 88 HLS sites.

(2) Includes all 93 HLS inpatient rehab hospitals and six long-term acute care hospitals.

Continued Market Share Gains

Projected sustainable discharge growth:  4+% annual

(1)

(2)

Revenues (Q1 2009 vs. Q1 2008)

Inpatient revenue growth was driven by strong discharge volumes, offset by the
Medicare price roll-back.

Volume growth was driven by the sustained TeamWorks effort and disciplined development.

Same store discharge growth was 4.8%.

Net patient revenue / discharge was lower in Q109 due to the Medicare price roll-back, offset by higher non-Medicare pricing.

Outpatient revenue declined as a result of 12 fewer outpatient satellites quarter over quarter.

Favorable/

(Unfavorable)

(Millions)

1st Qtr. 2009

1st Qtr. 2008

Change

Inpatient

433.1

$

419.1

$

3.3%

Outpatient and other

42.0

45.1

(6.9%)

Consolidated net operating

475.1

$

464.2

$

2.3%

(Actual Amounts)

Discharges

27,807

26,309

5.7%

Net patient revenue / discharge

15,575

$

15,930

$

(2.2%)

Expenses (Q1 2009 vs. Q1 2008)

Adjustments made to benefit plans are reflected in Q109 results.

Continued progress on labor productivity demonstrated by lower EPOB.

Reduced hospital related expenses as a result of lower costs for TeamWorks.

Lower general and administrative as a result of right sizing the corporate office.

Favorable/

(Unfavorable)

(Millions, except percent)

1st Qtr. 2009

1st Qtr. 2008

Change

Salaries and benefits

234.7

$

230.4

$

(1.9%)

Percent of net operating revenues

49.4%

49.6%

20 bps

EPOB (employees per occupied bed)

3.47

3.53

1.7%

Hospital related expenses

114.6

$

115.8

$

1.0%

(other operating, supplies, occupancy, bad debts)

Percent of net operating revenues

24.1%

24.9%

80 bps

General and administrative

21.8

$

24.8

$

12.1%

(excludes 123(R) compensation)

Percent of net operating revenues

4.6%

5.3%

70 bps

Operational and Labor Metrics

(1) Represents discharges from HealthSouth’s 90 consolidated hospitals.

(2) Excludes 395 and 444 full-time equivalents for the three months ended March 31, 2009 and 2008, respectively, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s condensed consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.

(3) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

2009

2008

Net patient revenue-inpatient

433.1

$

419.1

$

Net patient revenue-outpatient and

other revenues

42.0

45.1

Net operating revenues

475.1

$

464.2

$

Discharges

(1)

27,807

26,309

Outpatient visits

285,101

306,145

Average length of stay

14.6 days

15.2 days

Occupancy %

69.4%

67.0%

# of licensed beds

6,523

6,565

Occupied beds

4,527

4,399

Full-time equivalents (FTEs)

(2)

15,566

15,319

Contract labor

144

202

Total FTE and contract labor

15,710

15,521

EPOB

(3)

3.47

3.53

Three Months Ended

March 31,

(In Millions)

(Actual Amounts)

Payment Sources

(1) Medicare Advantage revenues are included in “Managed care and other discount plans.”

2009

2008

Medicare

68.6%

68.2%

Medicaid

2.1%

2.3%

Workers' compensation

1.7%

2.2%

Managed care and other discount plans

(1)

22.2%

21.3%

Other third-party payors

3.2%

3.5%

Patients

0.8%

0.8%

Other income

1.4%

1.7%

Total

100.0%

100.0%

Three Months Ended March 31,

Floating Rate Debt Balances	March 31, 2009	Floating Interest Rate
Advances under $400 million revolving credit facility	$ -	Libor plus 325(1)
Term loan facility	757.1	Libor plus 250(1)
Floating Rate Senior Notes due 2014	350.6	6 month Libor -
Total	$ 1,107.7	

Swap Settlement	March 2009	March 2010	March 2011
Notional amount of the interest rate swap	$ 1,056.0	$ 984.0	$ -
Receive 3 month Libor and pay 5.22% fixed			
Notional amount of the interest rate swap			$ 100.0(2)
Receive 3 month Libor and pay 2.6% fixed			
Notional amount of the interest rate swap			$ 100.0(2)
Receive 3 month Libor and pay 2.9% fixed			

HEALTHSOUTH

Interest Rate Swaps
(Millions)

(1) We have the flexibility to peg 1,2,3 or 6 month Libor, or Prime.

(2) Forward-starting interest rate swaps (designated as cash flow hedges).

(3) Effective June 10, 2009, the term loan interest is Libor plus 225.

(3)

Debt Schedule

(1) The Company had $90.7 million in cash and cash equivalents as of March 31, 2009.

(2) Credit Agreement limits debt pay down on non–term loan balances. We have the ability to buy back non-term loan debt with the discretionary cash available to the Company.

(Millions)

Q109 Debt

Reduction

(1)(2)

March 2012

$              -

$           40.0

$              (40.0)

Term loan facility - March 2013

757.1

783.6

(26.5)

Bonds Payable:

8.375%

Senior Notes due 2011

0.3

0.3

-

7.625%

Senior Notes due 2012

1.5

1.5

-

Floating Rate Senior Notes due 2014

350.6

366.0

(15.4)

     (6 month Libor plus 600)

10.75%

Senior Notes due 2016

494.5

494.3

0.2

from 7.9% to 12.9%

12.6

12.8

(0.2)

Capital lease obligations

111.5

114.7

(3.2)

Total

1,728.1

$

1,813.2

$

(85.1)

$

Year-to-date debt reduction

(1)(2)

85.1

$

Debt Balances

December 31,

2008

Notes payable to banks and others at interest rates

Advances under $400 million revolving credit facility,

March 31,

2009

Non-Operating Cash/Tax Position

Cash Refunds

Federal tax recoveries virtually complete.

Approx. $42 million received in Q109.

State tax refunds in progress.

Approx. $6 million received in Q109.

Approx. $8 million net receivable on the
balance sheet March 31, 2009.

Future Cash Tax Payments

Expect to pay about $5-7 million per year of
income tax.

State income tax

Alternative Minimum Tax (AMT)

With over $2.5 billion in NOLs and tax
deductions, we do not expect to pay significant
federal income taxes for approximately the next
10-12 years.

At this time, we do not believe the use of
NOLs will be limited before they expire,
however, no assurances can be
provided.

HealthSouth is not currently subject to an
annual use limitation (AUL) under the Internal
Revenue Service section 382.

If we experienced a “change of ownership” as
defined by the Internal Revenue Service section
382, we would be subject to an AUL which is
equal to the value of the company at the time of
the “change of ownership” multiplied by the
long-term tax exempt rate.

GAAP Considerations

HealthSouth’s balance sheet currently reflects
a valuation allowance for the potential value
of NOLs and future deductions. The valuation
allowance is approximately $1.0 billion.

GAAP tax rate will net to small amount for
foreseeable future as there will be a reduction
in the valuation allowance when NOLs are
utilized.

Outstanding Share Summary

(Millions)

1st Qtr.(4)

2009

1st Qtr.

2008

Year-End(4)

2008

Year-End

2007

Basic shares  outstanding

(2) (3)

87.5

78.9

83.0

78.7

Diluted shares outstanding

(1) (2) (3)

100.9

92.3

96.4

92.0

Basic shares  outstanding

(2) (3)

88.3

79.1

88.0

78.7

Diluted shares outstanding

(1) (2) (3)

101.7

92.5

101.4

92.0

Notes:

Average for the Period

End of Period

(1) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

(2) Does not include warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.

(3) Does not include approximately 5.0 million shares of common stock and warrants to purchase approximately 8.2 million shares of common stock at a strike price of $41.40 to settle our class action securities litigation. This agreement received final court approval on January 11, 2007. As of
March 31, 2009, these shares of common stock and warrants have not been issued and are not included in our basic or diluted common shares outstanding. We expect a ruling before the end of third quarter. If the judgment is affirmed, the distribution would occur in 2009.

(4) Completed an equity offering for 8.8 million shares on June 27, 2008.

(In Millions, Except Per Share Data)	Three Months Ended March 31, 2009	Per Share[3]	Three Months Ended March 31, 2008	Per Share[3]
Net income	$ 53.5	$ 0.61	$ 26.4	$ 0.33
Loss (income) from discontinued operations, net of tax, attributable to HealthSouth	3.1	0.04	(15.2)	(0.19)
Net income attributable to noncontrolling interests	(8.6)	(0.10)	(6.6)	(0.08)
Income from continuing operations attributable to HealthSouth	48.0	0.55	4.6	0.06
Government, class action, and related settlements	(15.9)	(0.18)	(36.4)	(0.46)
Professional fees - accounting, tax, and legal	4.8	0.05	3.6	0.05
Gain on early extinguishment of debt	(1.8)	(0.02)	-	-
Loss on interest rate swap	5.0	0.06	36.6	0.46
Accelerated depreciation of corporate campus	-	-	10.0	0.13
Provision for income tax expense	1.2	0.01	0.1	-
Estimated income tax expense	(1.5)	(0.02)	(1.5)	(0.02)
Adjusted income from continuing operations[1][2]	39.8	0.45	17.0	0.22
Adjustment for dilution[3]		(0.06)		(0.04)
Adjusted income from continuing operations per diluted share[2][3]		$ 0.39		$ 0.18
Estimated income tax expense	1.5		1.5	
Interest expense and amortization of debt discounts and fees	34.4		47.4	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	17.6		19.6	
	93.3		85.5	
Other adjustments per our Credit Agreement:				
Impairment charges related to investments	0.7		-	
Net noncash loss on disposal of assets	1.0		0.1	
Loss on early extinguishment of debt	-		0.3	
Compensation expense under FASB Statement No. 123(R)	3.7		3.3	
Adjusted Consolidated EBITDA[1][2][4]	$ 98.7		$ 89.2	
Basic weighted average common shares outstanding		87.5		78.9
Diluted weighted average common shares		100.9		92.3

HEALTHSOUTH

First Quarter Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1)(3)

Full Year Reconciliation of Net Income to Adjusted Income (Loss) from Continuing
Operations and Adjusted Consolidated EBITDA (1)(3)

(In Millions, Except Per Share Data)

Per Share

(2)

Per Share

(2)

Net income

$

281.8

3.40

$

$

718.7

9.13

$

Income from discontinued operations, net of tax, attributable to HealthSouth

(16.9)

(0.20)

(454.9)

(5.78)

Net income attributable to noncontrolling interests

(29.4)

(0.35)

(65.3)

(0.83)

Income from continuing operations attributable to HealthSouth

235.5

2.84

198.5

2.52

Gain on UBS Settlement

(121.3)

(1.46)

-

-

Government, class action, and related settlements

(67.2)

(0.81)

(2.8)

(0.04)

Professional fees - accounting, tax, and legal

44.4

0.53

51.6

0.66

Loss on interest rate swap

55.7

0.67

30.4

0.39

Accelerated depreciation of corporate campus

10.0

0.12

-

-

Gain on sale of investment in Source Medical

-

-

(8.6)

(0.11)

Interest associated with UBS Settlement

(9.4)

(0.11)

-

-

Provision for income tax benefit

(70.1)

(0.84)

(322.4)

(4.10)

Estimated income tax expense

(5.0)

(0.06)

(5.0)

(0.06)

Adjusted income from continuing operations

(1)(3)

               72.6

              0.87

           (58.3)

           (0.74)

Adjustment for dilution

(2)

(0.12)

0.11

Adjusted income from continuing operations per diluted share

(2)(3)

$           0.75

$        (0.63)

Estimated income tax expense

5.0

5.0

Interest expense and amortization of debt discounts and fees,

excluding interest associated with the UBS Settlement

168.9

229.4

Depreciation and amortization, excluding accelerated depreciation of corporate campus

73.2

75.7

319.7

251.8

Other adjustments per our Credit Agreement:

Impairment charges, including investments

2.4

15.1

Net noncash loss on disposal of assets

2.0

5.9

Loss on early extinguishment of debt

5.9

28.2

Gain on sale of investment in Source Medical

-

8.6

Compensation expense under FASB Statement No. 123(R)

11.7

10.6

Other

-

0.3

Adjusted Consolidated EBITDA

(1)(3)(4)

$

341.7

320.5

Weighted average common shares outstanding:

Basic

83.0

78.7

Diluted

96.4

92.0

2008

2007

Year Ended December 31,

Three Months Ended March 31,	
	2009	2008
Adjusted Consolidated EBITDA	**$ 98.7**	**$ 89.2**
Provision for doubtful accounts	7.9	7.8
Professional fees—accounting, tax, and legal	(4.8)	(3.6)
Interest expense and amortization of debt discounts and fees	(34.4)	(47.4)
UBS Settlement proceeds, gross	100.0	-
Equity in net income of nonconsolidated affiliates	(2.5)	(2.4)
Net income attributable to noncontrolling interests	8.6	6.6
Amortization of debt discounts and fees	1.6	1.6
Distributions from consolidated affiliates	1.5	2.2
Current portion of income tax benefit	0.3	0.7
Change in assets and liabilities	8.5	(4.6)
Change in government, class action, and related settlements	(1.7)	(7.3)
Other operating cash used in discontinued operations	(0.2)	(1.5)
Other	(0.4)	0.5
Net cash provided by operating activities	**$ 183.1**	**$ 41.8**

HEALTHSOUTH

First Quarter Reconciliation of Adjusted Consolidated EBITDA(1) to Net Cash Provided by
Operating Activities

Reconciliation Notes

1.

Adjusted income (loss) from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2.

Per share amounts are based on basic weighted average common shares outstanding for all amounts except adjusted income (loss) from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement. The calculation of adjusted loss from continuing operations per diluted share ignores the antidilutive impact in 2007.

3.

Adjusted income (loss) from continuing operations per diluted share and Adjusted
Consolidated EBITDA are two components of our guidance.

4.

The Company’s Credit Agreement allows certain other items to be added to arrive at
Adjusted Consolidated EBITDA, and there may be certain other deductions required.